EXHIBIT 12B TO THE

FORM 20-F of

BIRCH MOUNTAIN RESOURCES LTD.

Dated June 24, 2003

SECTION 906 CERTIFICATION OF THE SARBANES-OXLEY ACT 2002

CHIEF FINANCIAL OFFICER

BIRCH MOUNTAIN RESOURCES LTD.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Birch Mountain Resources Ltd.

(the "Company") on Form 20-F for the fiscal year ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the

"Report"), I, Donald L. Dabbs, Vice-President and Chief Financial Officer

of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

June 24, 2003

/s/Donald L. Dabbs Donald L. Dabbs, Vice-President and Chief Financial Officer